UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 16, 2015

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34115	04-3387074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information under this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), otherwise subject to the liabilities of that Section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 22, 2015, Sonus Networks, Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended March 27, 2015, and posted supplementary financial and operational data on its website, www.sonus.net, in connection with the announcement of such financial results.  Copies of the press release and the supplementary financial and operational data are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 2.05. Costs Associated with Exit or Disposal Activities.

As part of the Company’s recently announced cost reduction review, on April 16, 2015 the Company initiated a restructuring plan that will reduce its workforce by approximately 150 positions, or approximately 12.5% of the Company’s workforce.  The Company estimates that it will record approximately $5.0 million of cash restructuring expense associated with severance to implement this restructuring plan.  The Company expects that of this amount, $4.5 million will be paid in the second quarter of 2015 and the remainder will be paid in the third quarter of 2015.

Forward-Looking Statements

The information in this Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties.  All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding the Company’s future results of operations and financial position, industry developments, business strategy, plans and objectives of management for future operations and plans for future cost reductions are forward-looking statements.  Without limiting the foregoing, the words “anticipates”, “believes”, “could”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, “seeks”, “projects” and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions.  Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict.  The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to, the timing of customer purchasing decisions and the Company’s recognition of revenues; economic conditions; adjustments identified in the course of the Company’s quarter-end accounting review; the Company’s ability to recruit and retain key personnel; difficulties supporting the Company’s strategic focus on channel sales; difficulties retaining and expanding the Company’s customer base; difficulties leveraging market opportunities; the impact of cost reduction and restructuring activities; the Company’s ability to realize benefits from the NET and PT acquisitions and the Treq asset acquisition; the effects of disruption from the PT and Treq transactions, making it more difficult to maintain relationships with employees, customers, business partners or government entities; the success implementing the integration strategies of NET, PT and Treq assets; litigation; actions taken by significant stockholders; difficulties providing solutions that meet the needs of customers; market acceptance of the Company’s products and services; rapid technological and market change; the Company’s ability to protect its intellectual property rights; the Company’s ability to maintain partner, reseller, distribution and vendor support and supply relationships; higher risks in international operations and markets; the impact of increased competition; currency fluctuations; the impact of the reverse split of the Company’s common stock and changes in the market price of its common stock; and/or failure or circumvention of the Company’s controls and procedures.  These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  The Company therefore cautions you against relying on any of these forward-looking statements.  Important factors that could cause actual results to differ materially from those in these forward-looking statements are discussed in Part II, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, Part II, Item 7A “Quantitative and Qualitative Disclosures About Market Risk,” and Part I, Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 25, 2015.  Any forward-looking statement made by the Company in this Current Report on Form 8-K speaks only as of the date on which this Current Report on Form 8-K was first filed.  Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them.  The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits

99.1                        Press release of Sonus Networks, Inc. dated April 22, 2015 reporting its financial results for the quarter ended March 27, 2015, furnished hereto.

99.2                        Supplementary Financial and Operational Data issued by Sonus Networks, Inc. on April 22, 2015, furnished hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2015	SONUS NETWORKS, INC.

	By:	/s/ Jeffrey M. Snider
Jeffrey M. Snider
Senior Vice President, Chief Administrative Officer,
General Counsel and Secretary

Exhibit Index

99.1                        Press release of Sonus Networks, Inc. dated April 22, 2015 reporting its financial results for the quarter ended March 27, 2015, furnished hereto.

99.2                        Supplementary Financial and Operational Data issued by Sonus Networks, Inc. on April 22, 2015, furnished hereto.